Inventories	9 Months Ended
Jun. 30, 2026
Disclosure Of Inventories [Abstract]
Inventories

9. INVENTORIES

	June 30, 2026	September 30, 2025
Raw materials	79,852	71,951
Work in progress	79,321	64,525
Finished goods	684,169	567,941
Inventories	843,342	704,417

During the three and nine months ended June 30, 2026, inventories of €204.2 million and €497.5 million, respectively, were recognized in Cost of sales. During the three and nine months ended June 30, 2025, €170.7 million and €401.9 million, respectively, were recognized in Cost of sales.

As part of the Cost of sales, write-downs of inventories during the three and nine months ended June 30, 2026 amounted to €8.3 million and €13.0 million, respectively. During the three and nine months ended June 30, 2025, write-downs of inventories amounted to €3.3 million and €12.1 million, respectively.